EXHIBIT 16

December 7, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4.01 of Florida Rock Industries, Inc.'s Form 8-
K dated December 7, 2004, and we have the following comments:

  1. We agree with the statements made in the first sentence of the first paragraph and in all of the sentences in the second, third and fourth paragraphs.

  2. We have no basis on which to agree or disagree with the statements made in the second sentence of the first paragraph and in all of the sentences in the fifth paragraph.


Truly yours,

/s/ Deloitte & Touche LLP
_____________________
Deloitte & Touche LLP